                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 24, 2005



                                 ACUSPHERE, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)




        Delaware                     000-50405                 04-3208947
--------------------------   -------------------------   -----------------------
    (State or Other                 (Commission              (IRS Employer
    Jurisdiction of                 File Number)           Identification No.)
     Incorporation)


         500 Arsenal Street, Watertown, Massachusetts            02472
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code  (617) 648-8800
                                                    --------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     The disclosure contained in Item 2.03 is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     On March 24, 2005, Acusphere, Inc. (the "Company") borrowed $2,000,000 of financing pursuant to a promissory note with Massachusetts Development Finance Agency, a Massachusetts statewide finance and development agent
("MassDevelopment"), under the existing Commonwealth of Massachusetts' $25 million Emerging Technology Fund.

     The promissory note includes an annual interest rate of 5.0%, provided that the interest rate shall be retroactively adjusted to 9.0% upon the achievement by the Company of EBITDA greater than $10,000 during any complete twelve-month fiscal year prior to maturity. No payments are due under the MassDevelopment loan for the first twenty-four months. Accrued and unpaid interest during this twenty-four-month period shall be compounded and principal and interest shall be repaid on a monthly basis thereafter such that the total amount outstanding shall fully amortize over the balance of the term in equal installments. The MassDevelopment loan is secured by certain of the tenant improvements made at the Company's leased facilities located at 890 East Street in Tewksbury, Massachusetts and the term of the loan is expected to coincide with the term of the Tewksbury lease. The lease for the Tewksbury facility has a five-year, nine-month term with options to extend the lease for up to two additional five-year terms at predetermined rental rates. The MassDevelopment loan is subject to acceleration upon the happening of certain customary events of default, including failure to timely pay principal and interest.

     The description of the promissory note that is contained in this report is qualified in its entirety by reference to the form of promissory note referenced in Item 9.01 of this report, which is incorporated herein by reference in its entirety.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is furnished as part of this report, where indicated:

     (c)  Exhibits.


EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.1              Promissory Note with Massachusetts Development Finance Agency

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ACUSPHERE, INC.


Dated: March 24, 2005                By:  /s/ John F. Thero
                                         -------------------------------------
                                          Name:  John F. Thero
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX



       Exhibit Number                           Description
       --------------                           -----------
            10.1          Promissory Note with Massachusetts Development Finance
                          Agency